UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2022 (April 1, 2022)

Eco Innovation Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-73158	85-0842591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16525 Sherman Way, Suite C-1

Van Nuys, CA 91406

(Address of principal executive offices, including zip code)

(800) 922-4356

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to Articles of Incorporation.

On April 1, 2022, following approval by the Company’s Board of Directors and a majority of the outstanding voting stock of the Company, the Company filed Third Amended and Restated Articles of Incorporation with the State of Nevada reflecting an increase in the Company’s authorized common stock from 1,000,000,000 shares at $0.001 par value per share to 2,000,000,000 shares at $0.0001 par value per share, effective April 1, 2022. The Third Amended and Restated Articles of Incorporation are filed herewith as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Exhibit Description
3.1	Third Amended and Restated Articles of Incorporation of Eco Innovation Group, Inc., as filed with the Secretary of State of the State of Nevada on April 1, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO INNOVATION GROUP, INC.

	By:	/s/ Julia Otey-Raudes
Date: April 4, 2022		Julia Otey-Raudes
Principal Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
3.1	Third Amended and Restated Articles of Incorporation of Eco Innovation Group, Inc., as filed with the Secretary of State of the State of Nevada on April 1, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Filed herewith.